Exhibit (a)(1)(C)

LETTER OF TRANSMITTAL

To Tender Laurus Warrants (as defined below) of

CLINICAL DATA, INC.

at a net price equal to (i) the product of $10.00 multiplied by the number of Shares (defined below) subject to such Laurus Warrant as of immediately prior to the Acceptance Time (defined below), and (ii) the right to receive the CVR Consideration (defined below) with respect to each of the total number of Shares that would have been issuable upon exercise in full of the Laurus Warrant as of immediately prior to the Acceptance Time, pursuant to the Offer to Purchase dated March 8, 2011 by

MAGNOLIA ACQUISITION CORP.

a wholly-owned subsidiary of

FL HOLDING CV

and an indirect wholly-owned subsidiary of

FOREST LABORATORIES, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

NEW YORK CITY TIME, ON MONDAY, APRIL 4, 2011, UNLESS THE OFFER IS EXTENDED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2. Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your warrants, to:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042 Phone: Toll-free (877) 248-6417 (718) 921-8317	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
For assistance call (877) 248-6417 or (718) 921-8317

Pursuant to the offer of Magnolia Acquisition Corp. (“Purchaser”) to purchase all outstanding Laurus Warrants (as defined below) of Clinical Data, Inc., the undersigned encloses herewith and tenders the following Laurus Warrants of Clinical Data, Inc.:

Name(s) and Address of Registered Holder(s)

If there is any error in the name or address shown below, please make the necessary corrections. If blank, please fill in exactly as name(s)
appear(s) on certificate(s).

DESCRIPTION OF Laurus WARRANTS TENDERED[1] (Please fill in. Attach separate schedule if needed)
Laurus Warrant- Number(s)	Total Number of Shares Represented by Laurus Warrants Delivered	Number of Laurus Warrants Tendered

TOTAL TENDERED LAURUS WARRANTS F

1	Unless otherwise indicated, it will be assumed that all Laurus Warrants described above are being tendered. See Instruction 4.

This Letter of Transmittal is to be used by holders of Laurus Warrants issued by Clinical Data, Inc. (“Clinical Data”), if the Laurus Warrants are to be forwarded herewith. Delivery of documents to DTC does not constitute delivery to the Depositary. This Letter of Transmittal applies only to Laurus Warrants. If you wish to tender other securities subject to the Offer (as defined below), you must use a separate Letter of Transmittal, which can be obtained from MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, (212) 929-5500 (Collect), (800) 322-2885 (Toll Free).

Parent and the Purchaser will not accept any Laurus Warrants tendered through a guaranteed delivery process. Therefore, warrant holders who wish to tender their Laurus Warrants must (i) make their Laurus Warrants available to the Depositary on or before the expiration date of the Offer, and (ii) deliver any other required documents to the Depositary on or before the expiration date of the Offer. The absence of guaranteed delivery procedures will require holders of Laurus Warrants to meet the delivery procedures and tender their Laurus Warrant as of the expiration date of the Offer, and tenders not received by the Depositary on or prior to the expiration date of the Offer will be disregarded and of no effect. Warrant holders that do not or are not able to comply with the delivery requirements will be unable to tender their Laurus Warrants.

In addition, Parent and the Purchaser will not be obligated to accept any Laurus Warrants that would expire prior to the third business day after the expiration of the Offer.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW, IF REQUIRED. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF LAURUS WARRANTS BE ACCEPTED FROM OR ON BEHALF OF) WARRANT HOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO. IN THOSE JURISDICTIONS WHERE APPLICABLE LAWS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF THE PURCHASER BY THE DEALER MANAGER OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION TO BE DESIGNATED BY THE PURCHASER.

Additional Information if Laurus Warrants Have Been Lost, Stolen, Destroyed or Mutilated

If any Laurus Warrants you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated you should contact the Chief Legal Officer of Clinical Data, Inc. at (617) 527-9933 regarding the requirements for replacement. You are urged to contact Clinical Data immediately in order to receive further instructions and to permit timely processing of this documentation. See Instruction 11.

Ladies and Gentlemen:

The undersigned hereby tenders to Magnolia Acquisition Corp., a Delaware corporation (the “Purchaser”), a wholly-owned subsidiary of FL Holding CV, an entity organized under the laws of the Netherlands (“Parent”), and an indirect wholly-owned subsidiary of Forest Laboratories, Inc., a Delaware corporation (“Forest”), the above described outstanding warrants, dated August 31, 2006, issued by Clinical Data, Inc., a Delaware corporation (“Clinical Data”), to Laurus Master Fund, Ltd. (the “Laurus Warrant”), pursuant to the Purchaser’s offer to purchase (the “Offer”) all outstanding Laurus Warrants, at a purchase price equal to (i) the product of $10.00 multiplied by the number of shares of Clinical Data common stock, par value $0.01 per share, (the “Shares”) subject to the Laurus Warrant as of immediately prior to the first time at which the Purchaser accepts for payment any Securities tendered pursuant to the Offer (the “Acceptance Time”) (the “Upfront Consideration”), and (ii) the contractual right, pursuant to the Contingent Value Right Agreement between Parent, Forest, and a to-be-designated bank or trust company (the “CVR Agreement”), to receive additional consideration of up to $6.00 with respect to each of the total number of Shares that would have been issuable upon exercise in full of the Laurus Warrant as of immediately prior to the Acceptance Time (the “CVR Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 8, 2011 (the “Offer to Purchase”), and in this Letter of Transmittal.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Laurus Warrants tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Laurus Warrants that are being tendered hereby (and any and all dividends, distributions, rights, Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Laurus Warrants (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Laurus Warrants (and any and all Distributions) or transfer ownership of such Laurus Warrants (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Laurus Warrants (and any and all Distributions) for transfer on the books of Clinical Data and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Laurus Warrants (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Francis I. Perrier, Jr. and David Solomon, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Laurus Warrants (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Laurus Warrants for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Laurus Warrants in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Laurus Warrants (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Laurus Warrants to be deemed validly tendered, immediately upon the Purchaser’s acceptance for payment of such Laurus Warrants, the Purchaser must be able to exercise all rights with respect to such Laurus Warrants (and any and all Distributions).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Laurus Warrants tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Laurus Warrants (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Laurus Warrants tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Laurus Warrants tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and unless such Distribution is transferred to the Purchaser, may deduct from the purchase price of the Laurus Warrants tendered hereby the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Laurus Warrants pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms of and subject to the conditions to the Offer (and if the Offer is extended or amended, the terms of or the conditions to any such extension or amendment).

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Upfront Consideration with respect to all of the Laurus Warrants purchased, and, if appropriate, return any Laurus Warrants not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above in the box entitled “Name(s) and Addresses of Registered Holder(s).” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Upfront Consideration with respect to all of the Laurus Warrants purchased, and, if appropriate, return any Laurus Warrants not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Laurus Warrants Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the Upfront Consideration with respect to all Laurus Warrants purchased and, if appropriate, return any Laurus Warrants not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such Laurus Warrants (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please make all payments of the CVR Consideration pursuant to the terms of the CVR Agreement as directed herein for payment of the Upfront Consideration. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Laurus Warrants from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Laurus Warrants so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Laurus Warrants accepted for payment and/or Laurus Warrants not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (Also Complete Substitute Form W-9 Below)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Laurus Warrants accepted for payment and/or Laurus Warrants not tendered or not accepted are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (Also Complete Substitute Form W-9 Below)

IMPORTANT

WARRANT HOLDER: SIGN HERE

(Please complete and return the attached Substitute Form W-9 below)

Signature(s) of Holder(s) of Laurus Warrants

Dated:

Name(s)
(Please Print)

Capacity (full title) (See Instruction 5)

Address:

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See Substitute Form W-9 enclosed herewith)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Laurus Warrants or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone No.:

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the Laurus Warrants) of Laurus Warrants tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Laurus Warrants are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed if Laurus Warrants are to be forwarded herewith. The Laurus Warrants, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to 12:00 midnight, New York City time, at the end of Monday, April 4, 2011 (the “Offer End Date”), unless Parent or the Purchaser, in accordance with the Agreement and Plan of Merger, dated February 22, 2011 among Parent, the Purchaser, Forest, and Clinical Data (the “Merger Agreement”), extend the period during which the Offer is open, in which event the term “Offer End Date” means the latest time and date at which the Offer, as so extended, expires. If the Laurus Warrants are forwarded separately to the Depositary, a properly completed and duly executed (or manually signed facsimile thereof) Letter of Transmittal must accompany each such delivery.

Parent and the Purchaser will not accept any Laurus Warrants tendered through a guaranteed delivery process. Therefore, warrant holders who wish to tender their Laurus Warrants must (i) make their Laurus Warrants available to the Depositary on or before the expiration date of the Offer, and (ii) deliver any other required documents to the Depositary on or before the expiration date of the Offer. The absence of guaranteed delivery procedures will require holders of Laurus Warrants to meet the delivery procedures and tender their Laurus Warrant as of the expiration date of the Offer, and tenders not received by the Depositary on or prior to the expiration date of the Offer will be disregarded and of no effect. Warrant holders that do not or are not able to comply with the delivery requirements will be unable to tender their Laurus Warrants.

In addition, Parent and the Purchaser will not be obligated to accept any Laurus Warrants that would expire prior to the third business day after the expiration of the Offer.

The method of delivery of this Letter of Transmittal, Laurus Warrants and all other required documents is at the option and the risk of the tendering warrant holder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Purchaser will not accept any alternative, conditional or contingent tenders. By executing this Letter of Transmittal (or facsimile thereof), the tendering warrant holder waives any right to receive any notice of the acceptance for payment of the Laurus Warrants.

3. Inadequate Space. If the space provided herein is inadequate, the Laurus Warrants should be listed on a separate schedule attached hereto.

4. Partial Tenders. If fewer than all the Laurus Warrants delivered to the Depositary are to be tendered, fill in the number of Laurus Warrants which are to be tendered in the box entitled “Description of Laurus Warrants Tendered.” In such case, a new warrant for the remainder of the Laurus Warrants represented by the old warrant will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Laurus Warrants represented by warrants delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Laurus Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of such Laurus Warrants without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the Laurus Warrants tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Warrants. If any of the Laurus Warrants tendered hereby are registered in different names on the warrant delivered, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of warrants.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Laurus Warrants tendered hereby, no endorsements of warrants are required unless payment of the purchase price is to be made, or Laurus Warrants not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such warrants must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Laurus Warrants tendered hereby, the warrants must be endorsed or accompanied by appropriate effective endorsements, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Laurus Warrants. Signature(s) on any such warrants or endorsements must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or endorsement is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all transfer taxes with respect to the transfer and sale of any Laurus Warrants to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Laurus Warrants not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Laurus Warrants are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Laurus Warrants purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Laurus Warrants tendered hereby.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and, if appropriate, warrants representing Laurus Warrants not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such warrants are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Substitute Form W-9. To avoid backup withholding, a tendering warrant holder who is a U.S. person (as defined for U.S. federal income tax purposes) is required to provide the Depositary with a correct Taxpayer

Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct, such warrant holder is not subject to backup withholding of U.S. federal income tax, and such warrant holder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering warrant holder has been notified by the Internal Revenue Service (the “IRS”) that such warrant holder is subject to backup withholding, such warrant holder must cross out Item (2) of the Certification box of the Substitute Form W-9, unless such warrant holder has since been notified by the IRS that such warrant holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering warrant holder to U.S. federal income tax withholding on the payment of the purchase price with respect to all Laurus Warrants purchased from such warrant holder. If the tendering warrant holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such warrant holder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such warrant holder until a TIN is provided to the Depositary.

Certain warrant holders (including all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Warrant holders that are not U.S. persons (as defined for U.S. federal income tax purposes) should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the IRS website at www.irs.gov, in order to avoid backup withholding. Such warrant holders should consult a tax advisor to determine which IRS Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. Irregularities. All questions as to purchase price (subject to the terms of the Offer to Purchase and related Merger Agreement) the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Laurus Warrants will be determined by the Purchaser in its sole discretion, which determinations shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Laurus Warrants it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser’s counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer (other than the Minimum Condition (as defined in the Offer to Purchase) which may only be waived with the prior written consent of Clinical Data) and any defect or irregularity in the tender of any particular Laurus Warrants, and the Purchaser’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Laurus Warrants will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of Parent, the Purchaser, the Depositary, the Dealer Manager or the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Requests for Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

11. Lost, Stolen, Destroyed or Mutilated Warrants. If any Laurus Warrants have been lost, stolen, destroyed or mutilated, the warrant holder should promptly notify the Chief Legal Officer of Clinical Data, Inc. at (617) 527-9933. The warrant holder will then be instructed as to the steps that must be taken in order to replace the warrant(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed warrants have been followed.

This Letter of Transmittal, properly completed and duly executed, together with Laurus Warrants being tendered and all other required documents, must be received before 12:00 midnight, New York City time, on the Offer End Date.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a warrant holder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Laurus Warrants pursuant to the Offer must, unless an exemption applies, provide the Depositary (as payer) with the warrant holder’s correct TIN on the Substitute Form W-9 included in this Letter of Transmittal or on IRS Form W-9. If the warrant holder is an individual, the warrant holder’s TIN is such warrant holder’s Social Security number. If the correct TIN is not provided, the warrant holder may be subject to a $50 penalty imposed by the IRS, and payments of cash to the warrant holder (or other payee) pursuant to the Offer may be subject to backup withholding with respect to a portion of all payments of the purchase price made to such warrant holder (or other payee).

Certain warrant holders (including corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign warrant holder to avoid backup withholding, such person should complete and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to such warrant holder’s exempt status. An IRS Form W-8 can be obtained from the IRS website at www.irs.gov. Foreign warrant holders should consult their own tax advisors to determine which IRS Form W-8 is appropriate in their case. Exempt warrant holders, other than foreign warrant holders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a warrant holder (or other payee). Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules from a payment of cash to a warrant holder (or other payee) generally will be allowed as a refund or credit against the applicable person’s U.S. federal income tax liability, provided that such person timely and properly furnishes the required information to the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a warrant holder with respect to Laurus Warrants purchased pursuant to the Offer, the warrant holder is required to notify the Depositary of such warrant holder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal, certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such warrant holder is awaiting a TIN), (2) that such warrant holder is not subject to backup withholding because (i) such warrant holder is exempt from backup withholding, (ii) such warrant holder has not been notified by the IRS that such warrant holder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified such warrant holder that such warrant holder is no longer subject to backup withholding and (3) such warrant holder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary if You are a U.S. Person

The tendering warrant holder is required to give the Depositary such shareholder’s TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Laurus Warrants tendered hereby. If the Laurus Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute W-9” for additional guidance on which number to report. If the tendering warrant holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such warrant holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the warrant holder may be subject to a $50.00 penalty imposed by the IRS.

PAYER’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 1—PLEASE PROVIDE YOUR
TIN IN THE BOX AT RIGHT AND
CERTIFY BY SIGNING AND
DATING BELOW.

CHECKAPPROPRIATE BOX

☐     Individual/Sole Proprietor

☐     C Corporation

☐     S Corporation

☐     Partnership

☐     Trust/estate

☐     Limited liability company.
        Enter the tax classification
        (C = C Corporation,
        S =  S Corporation,
        P = Partnership)

☐     Other

Social Security Number or Employer Identification Number Part 3— Awaiting TIN ☐ Part 4— Exempt ☐

Please fill in your name and address below. Name Address (Number and Street) City, State and Zip Code

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me);

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

	SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
BOX IN PART 3 OF THIS FORM.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Option Form 1099 Filing Method 1 (see Regulation Section 1.671-4(b)(2)(i)(A)	The grantor*

For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity(4)

9.	Corporate or LLC electing corporate status on IRS Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Option Form 1099 Filing Method 2 (see Regulation Section 1.671-4(b)(2)(i)(B)	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note.	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

A corporation.

A financial institution.

An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under Section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

The United States or any agency or instrumentality thereof.

A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

An international organization or any agency, or instrumentality thereof.

A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

A real estate investment trust.

A common trust fund operated by a bank under section 584(a).

An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

An entity registered at all times under the Investment Company Act of 1940.

A foreign central bank of issue.

A futures commission merchant registered with the Commodity Futures Trading Commission.

A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

Payments to nonresident aliens subject to withholding under section 1441.

Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

Payments of patronage dividends where the amount received is not paid in money.

Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

Payments of tax-exempt interest (including exempt-interest dividends under section 852).

Payments described in section 6049(b)(5) to non-resident aliens.

Payments on tax-free covenant bonds under section 1451.

Payments made by certain foreign organizations.

Mortgage interest paid to an individual.

Exempt payees described above should file a Substitute Form W-9 (or an IRS Form W-9) to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

If delivering by mail:

American Stock Transfer & Trust Company, LLC

Operations Center
Attn: Reorganization Department
P.O. Box 2042
New York, New York 10272-2042
Phone: Toll-free (877) 248-6417
(718) 921-8317
Fax: (718) 234-5001

If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Warrant holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

The Information Agent for the Offer is:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

212-929-5500 (Call Collect) or CALL TOLL FREE 800-322-2885 Email: tenderoffer@mackenziepartners.com

The Dealer Manager for the Offer is:

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

(212) 761-0367